EXHIBIT 10.11

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY

ASTERISKS HAS BEEN OMITTED AND FILED SEPERATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

SOFTWARE APPLICATION LICENSE, CUSTOMIZATION DEVELOPMENT, AND SERVICE

LEVEL AGREEMENT

This   Software   Application   License,   Customization   Development,   and   Service   Level   Agreement   (the

“Agreement”)   made   as   of   September   20,   2016   (the   “Effective   Date”)   between   Mobetize   Canada

Inc.(“Mobetize”),  a  British  Columbia  corporation  having  an  office  at  1150-510  Burrard  Street,  Vancouver,

BC,  V6C  3A8,  Canada  and  G&F  Financial  Group,  a  British  Columbia  corporation  with  an  office  at  7375

Kingsway Street, Burnaby, BC V3N 3B5, Canada  (herein “ G&F” or “Licensee) . MOBETIZE and Licensee herein shall be referred collectively as the “Parties” and individually as a “Party”, hereby agree as follows:

1.

SCOPE

1.1

Licensee  and  Mobetize  desire  to  enter  into  this  Agreement  to  govern  the  provision  of  smart  lending software  (the  “Software”)  by  Mobetize  to  Licensee  in  executable  form  regardless  of  the  form  of delivery or the media upon which it is fixed as well as any related materials and documentation.  The software  to  be  supplied  (the  “Software”)  and  the  pricing  schedule  is  set  out  in  Schedule  A  and  may be  amended  from  time  to  time  by  listing  any  additional  software  to  be  licensed  to  the  Licensee  by

Mobetize on an amended Schedule A signed by the parties.

This Agreement equally governs the Customization Development work (herein the “Customization”)

and  the  Software  Module  Development  that  might  be  required  by  Licensee  from  MOBETIZE,

from   time   to   time   in   accordance   with   the   terms   contained   in   Schedule   D.   For   each   new

Customization  and/or  Software  Module  Development,  requested  by Licensee,  a  new  Schedule  D will  be  created  and  added  herein  and  shall  be  subject  to  all  terms  and  conditions  of  this  Agreement,

except  where  it  conflicts  with  the  Agreement,  when  then  the  terms  contained  in  Schedule  D  shall prevail.

2.

GRANT OF LICENSE

2.1

MOBETIZE  grants  Licensee  and  its  Affiliates  a  nonexclusive,  irrevocable,  perpetual  license  to  use an executable copy of the software product listed on the attached Schedule A.

2.2

Licensee  may  change  the  Designated  Location  to  another  location  with  prior  written  notice  to

MOBETIZE  and  with  the  prior  written  consent  of  MOBETIZE  not  to  be  unreasonably  withheld  or delayed.

2.3

Licensee shall not copy the Software, in whole or in part, except for disaster recovery, program error

verification,  and  for  back-up  purposes.   Licensee  shall  maintain  and  furnish  to  MOBETIZE,  upon reasonable  request,  however  no  more  than  once  every  12  months,  competent  records  of  the  number and location of all copies of the Software, in whole or in part.

2.4

Licensee  must  maintain  all  proprietary  notices  imposed  by  MOBETIZE  in  the  Software,  including

all  copies  thereof.    Licensee  shall  not,  directly  or  indirectly,  reverse,  assemble,  or  de-compile  the

Software, in whole or in part.

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3.

SCOPE OF USE

3.1

Concurrent  Users  -  The  Software  license  is  a  multi-server  license  and  may  be  accessed  through  an unlimited  number  of  computers  or  mobile  devices  (mobile  phones  and  tablets)  as  well  as  from remote locations by designated Licensee users.

4.

CHARGES AND PAYMENTS

4.1

Under  this Agreement, MOBETIZE will  provide  Software,  and Support  Services (“Deliverables”) to

Licensee,  all  of  which  Deliverables  are  listed  in  Schedule  A.   MOBETIZE  will  also  provide  support

to Licensee under this Agreement as per Schedule C. All invoices for the Deliverables will be mailed

to Licensee and shall  be paid by Licensee thirty (30) days upon receipt of such invoice.   The charges

for  Professional  Services  listed  in  Schedule  A  (“Professional  Services”),  are  for  the  first  year  of  this

Agreement  and are subject to agreed upon annual  increases equal to average  inflation rate in Canada

during the past calendar year.   In  the event of an annual increase of the Professional Service charges,

MOBETIZE  shall  provide  Licensee  thirty  (30)  days  prior  written  notification  of  the  new  charges.

All  annual  support  payments travel and out of pocket expenses  will be payable thirty (30) days upon

invoice  by MOBETIZE to Licensee  in the manner set forth herein.   It is hereby agreed that  Licensee

will only reimburse MOBETIZE for previously approved travel and out of pocket expenses.

4.2

The Licensee shall pay all applicable sales, use, withholding, property, customs and excise taxes, and any other  applicable assessments levied by authorities having jurisdiction against the Licensee in the nature  of  taxes,  duties  or  charges  however  designated  on  the  Software  licensed  to  the  Licensee

hereunder  or   its  license  to  or   use  by  the  Licensee,   pursuant  to   the   terms   of  this   Agreement.

Notwithstanding  the  foregoing,  Licensee  shall  not  be  responsible  for  the  payment  of  MOBETIZE’s income taxes.

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5.

CONFIDENTIAL INFORMATION

5.1

Licensee   understands   and   agrees   that   MOBETIZE   considers   the   Software   and   any   related

documentation provided by MOBETIZE (collectively "MOBETIZE Information") to be the proprietary and  confidential  information  of  MOBETIZE  and/or  a  third  party  which  has  granted  marketing  and

licensing  rights  to  MOBETIZE.    Licensee  agrees  to  maintain  the  MOBETIZE  Information  in  strict confidence and,  except  for the  right of  Licensee to copy the Software  for backup  purposes pursuant to

Section  2.3  above,  Licensee  agrees  not  to  disclose,  duplicate  or  otherwise  reproduce,  directly  or indirectly,  the  MOBETIZE  Information  in  whole  or  in  part  except  for  purposes  of  carrying  out  rights and obligations under this Agreement.  Licensee agrees not to disassemble, reverse engineer, or reverse compile the Software in whole or in part.  Licensee agrees to take all reasonable steps to ensure that no unauthorized persons shall have access to  the MOBETIZE  Information and that all authorized persons having  access  to  the  MOBETIZE  Information  shall  refrain  from  any  such  disclosure,  duplication  or

reproduction.   Licensee  agrees  not  to remove  any copyright  notice  or  other  proprietary markings  from the  MOBETIZE  Information,  and  any  copy  thereof  made  by  Licensee  for  backup  purposes  shall contain  the  same  copyright  notice  and  proprietary  markings  contained  on  the  copy  of  the  Software

furnished   by   MOBETIZE   to   Licensee   hereunder.   Licensee   acknowledges   that   the   MOBETIZE

Information is unique and that Licensee's failure to comply with the provisions of this Section 5.1 shall result in irreparable harm to MOBETIZE  and/or any third party from  whom MOBETIZE has received marketing and licensing rights, and that in the event of the breach or threatened breach by Licensee of its  obligations  under  this  Section,  MOBETIZE  shall  be  entitled  to  equitable  relief  in  the  form  of specific  performance  and/or  an  injunction  for  any  such  actual  or  threatened  breach,  in  addition  to  the exercise of any other remedies at law and in equity.  In the event that Licensee shall breach the terms of this Section, and any such breach shall remain uncured for a period of five (5) days after the receipt by

Licensee of written notice from MOBETIZE of such breach, MOBETIZE may, at its option, terminate all  licenses  granted  to  Licensee  hereunder,  in  which  event  Licensee  shall  have  no  further  right  to  use

any  copies  of  such  Software.    In  the  event  of  any  such  termination  or  cancellation,  Licensee  shall,

within ten (10) days after the effective date of any such termination or cancellation, certify in writing to

MOBETIZE  that  such  Software  and  all  materials  relating  thereto  in  the  possession  of  Licensee  have been destroyed.

5.2

MOBETIZE understands that in connection with the provision of the Deliverables, MOBETIZE may become privy to certain non-public confidential information of the Licensee, which may be in tangible or intangible form, and may include data, technical information, client information, services, products and product applications, technology, inventions, discoveries, formulations, ideas, trade secrets,

performance targets, customers, suppliers, pricing, development plans, competitor information, and all information concerning Licensee’s operations, affairs and business, its financial affairs and relations with its customers, employees and service providers (collectively the "Licensee Information").

MOBETIZE agrees to maintain the Licensee Information in strict confidence and agrees not to disclose, duplicate or otherwise reproduce, directly or indirectly, the Licensee Information in whole or in part.  MOBETIZE agrees to take all reasonable steps to ensure that no unauthorized persons shall have access to the Licensee Information and that all authorized persons having access to the Licensee

Information shall refrain from any such disclosure, duplication or reproduction. Measures include but are not limited to:

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EXHIBIT 10.11

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a. Encrypted Connection for Consumers (HTTPs)

b. VPN implementation for authorized internal users

c. Industry standard database user policy

d. Audited firewalls

e. Encrypted Sensitive Data

f. Abstracted Data Environment

g. Industry standard coding policies and practices (OWASP)

MOBETIZE  acknowledges  that  the  Licensee  Information  is  unique  and  that  MOBETIZE’s  failure  to comply  with  the  provisions  of  this  Section  5.2  shall  result  in  irreparable  harm  to  Licensee  and/or  any third  party  from  whom  Licensee  has  received  marketing  and  licensing  rights,  and  that  in  the  event  of the breach or threatened breach by MOBETIZE of its obligations under this Section, Licensee shall be entitled to equitable relief in the form of specific  performance and/or an injunction for any such actual

or  threatened  breach,  in  addition  to  the  exercise  of  any  other  remedies  at  law  and  in  equity.   In  the

event  of  any termination of this Agreement, MOBETIZE shall,  within ten (10) days after the  effective date  of  any  such  termination,  certify  in  writing  to  Licensee  that  all  Licensee  Information  in  the possession of MOBETIZE has been destroyed.

5.3

The  parties  agree  that  all  information  disclosed  by  one  party  to  the  other  party  will  be  designated confidential  information  (“Confidential  Information”),  unless  such  information  is  independently developed  or  previously  known  by  the  other  party,  or  is  in  the  public  domain,  or  is  furnished  to  the other  party  by  a  third  party  who  is  under  no  obligation  to  keep  such  information  confidential.

Confidential  Information  of  the  other  party  will  be  used  by  a  party  only  for  the  purposes  of carrying out its rights and obligations of this Agreement.

6.

WARRANTIES AND OWNERSHIP OF SOFTWARE

6.1

Warranty of  Title  - MOBETIZE  warrants  that  it  has  all  rights  necessary to  make  the  grant  of license herein  by  having  all  right,  title  and  interest  in  and  to  the  Software  or  as  licensee  of  all  such  rights from the owner thereof.

6.2

Retention of Rights by MOBETIZE - All proprietary and intellectual property rights, title and interest including copyright in and to the original and all copies of the Software and the documentation provided by MOBETIZE or any changes or modifications made to the Software or related documentation shall be and remain that of MOBETIZE or its subsidiary as the case may be.

Licensee has no proprietary and intellectual property rights, title or interest in or to any of the

Software or related documentation except as granted herein and Licensee shall not at any time whether before or after the termination of this Agreement contest or aid others in contesting, or doing anything which otherwise impair the validity of any proprietary and intellectual property rights, title or interest of MOBETIZE in and to any Software or related documentation of

MOBETIZE.

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6.3

Intellectual  Property  Indemnity  -  MOBETIZE  shall  defend  or  settle  any  claim  made  or  any  suit  or proceeding  brought  against  Licensee  insofar  as  such  claim,  suit  or  proceeding  is  based  on  an allegation  that  any  of  the  Software  supplied  to  Licensee  pursuant  to  this  Agreement  infringes  the proprietary and intellectual property rights of any third party in or to any invention, patent, copyright or  any  other  rights,  provided  that  Licensee  shall  notify  MOBETIZE  in  writing  promptly  after  the claim,  suit  or  proceeding  is  known  to  Licensee  and  shall  give  MOBETIZE  information  and  such

assistance  as  is  reasonable  in  the  circumstances.   MOBETIZE  shall  have  sole  authority to  defend  or

settle  the  same  at  MOBETIZE's  expense.   MOBETIZE  shall  indemnify  and  hold  Licensee  and  its

affiliates  and  each  of  their  directors,  officers,  employees,  and  agents  harmless  from  and  against  any and  all  such  claims  and  shall  pay all  liabilities,  losses,  costs,  penalties,  damages,  expenses  and  costs

(including  all  legal  fees  and  expenses)  which  Licensee,  its  affiliates,  or  any  of  their  respective directors,  officers,  employees  or  agents  may  incur  or  suffer  as  a  result  of  such  claim,  suit  or

proceeding.    This  indemnity  does  not  extend  to  any  claim,  suit  or  proceeding  based  upon  any infringement  or  alleged  infringement  of  copyright  by  the  combination  of  the  Software  with  other software  not  under  license  by  MOBETIZE  pursuant  to  the  terms  hereof  nor  does  it  extend  to  any

Software  altered  by  Licensee  either  by  enhancement  or  by  combination  with  product(s)  of  the

Licensee's  design  or  formula.  The  foregoing  states  the  entire  liability of  MOBETIZE  for  proprietary

and intellectual  proprietary rights infringement related to the Software.   If the  Software in any claim,

suit  or  proceeding is  held to  infringe  any proprietary or intellectual  property rights  of any third party and  the  use  thereof  is  enjoined  or,  in  the  case  of  settlement  as  referred  to  above,  prohibited,

MOBETIZE  shall  have  the  option,  at  its  own  expense,  to  either  (i)  obtain  for  Licensee  the  right  to continue  using  the  infringing  item,  or  (ii)  replace  the  infringing  item  or  modify it  so  that  it  becomes non-infringing;  provided that no such replacement or modification shall diminish the performance of the Software.

6.4

Notices  -  Licensee  shall  not  obliterate,  alter  or  remove  any  proprietary  or  intellectual  property notices  from  the  Software  and  to  the  extent  this  Agreement  permits  Licensee  to  make  copies  of  the

Software, Licensee shall reproduce such notices as they appear on the Software.

6.5

Archive  Copies  -  Licensee  shall  ensure  that  all  copies  it  makes  of  the  Software  under  this  section include  screen  displays  of  MOBETIZE's  proprietary  or  intellectual  property  notices  as  recorded  on the original copy provided by MOBETIZE, and Licensee shall affix a label to each disk, reel or other

housing  for   the   medium  on  which   each  copy  is   recorded  setting  out  the  same   proprietary  or

intellectual  property notices  as  such  appear  on  the  unit  of  Software  from  which  the  copy is  made  in the same manner.

7.

SOFTWARE SERVICES

7.1

None.

7.2

Software Training - MOBETIZE shall provide Licensee with training in the use of the Software. The cost  of  training  is  included  in  the  license  acquisition  price  shown  in  Appendix  A.  Licensee  shall reimburse  MOBETIZE  for  all  pre-  approved  reasonable  out-of-pocket  expenses  incurred  in  the course  of  providing  such  training  services.  Approval  by  Licensee  for  pre-  approved  out-of-pocket expenses  shall  not  be  unreasonably  withheld  or  delayed.  In  the  event  that  both  parties  agree  that additional  training  time  is  required,  the  licensee  will  reimburse  MOBETIZE  on  a  time  and  materials basis as set out in Schedule A.

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7.3

Software  Maintenance  -  Support  or  maintenance  services  pertaining  to  the  Software  under  this

Agreement shall be as per Schedule C.  Licensee acknowledges that all such Services are provided in the  nature  of  “After-sales  service”.  Such  After-sale  service  is  provided  by  installers,  repair  and maintenance personnel,  and  supervisors  possessing specialized knowledge essential to MOBETIZE's contractual obligation.

8.

WARRANTY

8.1

Limited   Warranty  of   Services   and   Software   -   MOBETIZE   warrants   that   all   services   shall   be

performed  in  full  conformity  with  the  Agreement,  with  the  skill  and  care  which  would  be  exercised by those who perform similar services at the time the services are performed, and in accordance with accepted industry practice.

8.2

SPECIFIC   EXCLUSION   OF   OTHER   WARRANTIES   -   THE   WARRANTIES   SET   OUT   IN

SECTION  6.1,  AND  8.1  ARE  IN  LIEU  OF  ALL  OTHER  WARRANTIES.  THERE  ARE  NO

OTHER  WARRANTIES,  REPRESENTATIONS,  CONDITIONS,  OR  GUARANTEES  OF  ANY

KIND  WHATSOEVER,  EITHER  EXPRESS  OR  IMPLIED  BY  LAW  (in  contract  or  tort)  OR

CUSTOM,

INCLUDING,

BUT

NOT

LIMITED

TO

THOSE

REGARDING

MERCHANTABILITY,  FITNESS  FOR  PURPOSE,  CORRESPONDENCE  TO  SAMPLE,  TITLE,

DESIGN, CONDITION, OR QUALITY IN RELATION TO THE SOFTWARE.

8.3

None.

8.4

NO  INDIRECT  DAMAGES  -  IN  NO  EVENT  SHALL  EITHER  PARTY  BE  LIABLE  TO  THE

OTHERPARTY  FOR INDIRECT DAMAGES OR LOSSES (in contract  or tort) IN CONNECTION

WITH  THE  DELIVERABLES  OR  THIS  AGREEMENT,  INCLUDING  BUT  NOT  LIMITED  TO

DAMAGES  FOR  LOST  PROFITS,  LOST  SAVINGS,  OR  INCIDENTAL,  CONSEQUENTIAL,

EXEMPLARY, OR  SPECIAL DAMAGES, EVEN  IF  CAUSED  BY  THE  NEGLIGENCE  OF THE

OTHER    PARTY    AND    EVEN    IF    THE    PARTY    SEEKING    SUCH    DAMAGES    HAS

KNOWLEDGE OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

8.5

LIMITS  ON  LIABILITY  -  IF  FOR  ANY  REASON,  A  PARTY  BECOMES  LIABLE  TO  THE

OTHER  FOR  DIRECT  OR  ANY  OTHER  DAMAGES  FOR  ANY  CAUSE  WHATSOEVER,  AND

REGARDLESS OF THE FORM OF ACTION (in contract or tort), INCURRED IN CONNECTION

WITH  THIS  AGREEMENT  THE  DELIVERABLES  HEREIN  AND  THE  CUSTOMIZATION,

THEN, THE PARTIES AGREE THAT:

a)

THE   LIABILITY  OF EACH  PARTY  FOR  ALL DAMAGES,  INJURY, AND LIABILITY

INCURRED  BY  THE  OTHER   IN  CONNECTION  WITH  THIS  AGREEMENT,  SHALL

BE   LIMITED   TO   AN   AMOUNT   EQUAL   TO   ALL     FEES   PAID     UNDER   THIS

AGREEMENT,  BUT  IN NO EVENT LESS THAN  USD  750,000.00 (  SEVEN HUNDRED

AND  FIFTY  THOUSAND  DOLLARS)   PER  EVENT,  WHICHEVER  IS  GREATER  AT

THE TIME OF THE EVENT GIVING RISE TO THE CLAIM; AND

b)

NEITHER   PARTY   MAY   BRING   OR   INITIATE   ANY   ACT   OR   PROCEEDING

AGAINST  THE  OTHER  ARISING  OUT  OF  THIS  AGREEMENT  OR  RELATING  TO

SOFTWARE   MORE   THAN   TWO   YEARS   AFTER   THE   PARTY   BRINGING   OR

INITIATING   ANY   ACT   OR   PROCEEDING   KNEW   OR   SHOULD   HAVE   KNOWN

THAT THE CAUSE OF ACTION HAS ARISEN.

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8.6

SEPARATE ENFORCEABILITY  - SECTIONS 8.2, 8.3, 8.4,  AND  8.5 ARE TO BE  CONSTRUED

AS SEPARATE PROVISIONS AND SHALL EACH BE INDIVIDUALLY ENFORCEABLE.

9.

TERM AND TERMINATION

9.1

This  Agreement  is  valid  for  a  Five  (5)  year  term  commencing  from  the  effective  date  of      this

Agreement.

9.2

Termination - This Agreement shall terminate in each of the following events:

a)

At  the  option  of  either  party  if  the  other  party  materially  defaults  in  the  performance  or observance of any of its obligations hereunder and fails to remedy the default within 90 days after receiving written demand therefor; or

b)

At  the  option  of  either  party  if  the  other  party  becomes  insolvent  or  bankrupt  or  makes  an assignment  for  the  benefit  of  creditors,  or  if  a  receiver  or  trustee  in  bankruptcy is  appointed for  the  other  party,  or  if  any  proceeding  in  bankruptcy,  receivership,  or  liquidation  is

instituted   against   the   other   party   and   is   not   dismissed   within   30   days   following

commencement thereof;

9.3

Notwithstanding  the  termination  events  above,  either  Party  can  terminate  this  agreement,  without cause, with a six (6) month prior written notice.

9.3a

In the event this agreement is terminated by MOBETIZE according to Section 9.3, ***.

9.4

Rights  Upon  Termination  –  Upon  expiration  or  termination  of  this  Agreement  for  any  reason,  then,

in  addition  to  any  other  rights  which  either  party  may  have,  Licensee  will  promptly  return  to

MOBETIZE  all  copies  of  the  Software  and  any related  documentation  of  MOBETIZE  in  Licensee’s possession  and  completely  erase  the  Software  and  all  elements  thereof  from  Licensee’s  computer

system   and   upon   MOBETIZE’s   request,   will   execute   and   deliver   to   MOBETIZE   a   written

certification that  Licensee has complied with the provisions of this Section and no longer retains  any material relating to the Software or related documentation.

10.

AUDIT

10.1

Upon 30 days prior’ written notice,  but  in no event less than every 12 months,  Licensee  shall have the right to enter MOBETIZE's  facilities for  the sole purpose of verifying customer  Software installations.

This  Audit  shall  be  performed  on  a  business  day,  at  business  hours,  shall  not  disturb  MOBETIZE’s regular business, and shall be fully paid for by Licensee.

________________________

*** Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.

ARBITRATION

(a)

In  the  event  of  any  dispute,  controversy,  or  claim  between  the  parties  of  any  kind  or  nature,

including  but  not  limited  to  disputes  arising  under  or  in  connection  with  this  Agreement

(including  disputes  as  to  the  creation,  validity,  interpretation,  breach,  or  termination  of  this

Agreement)  (the  “Claim”),  the  parties  agree  to  submit  such  Claim  to  binding  arbitration  by  a single  arbitrator  pursuant  to  the  Commercial  Arbitration  Act  then  in  effect  in  the  Province  of

British  Columbia,  Canada.    A  party  may  demand  such  arbitration  in  accordance  with  the procedures set out in those rules.

(b)

Discovery shall be controlled by the arbitrator and shall be permitted to the extent permitted by

the  Province  of  British  Columbia,  Canada  Law.   The  party seeking  discovery shall  reimburse

the  responding  party  for  the  cost  of  the  production  of  documents,  including  search  time  and reproduction  costs. The  arbitration  shall  be  held  in  the Province  of British Columbia,  Canada.

The  arbitrator  shall  control  the  scheduling  so  as  to  process  the  matter  expeditiously.    The

parties  may  submit  written  briefs.   The  arbitrator  shall  rule  on  the  Claim  by  issuing  a  written

opinion  within  thirty  (30)  calendar  days  after  the  close  of  the  hearings.    The  time  frames

specified  in  this  Section  11  (b)  may  be  extended  upon  mutual  agreement  of  the  parties  or  by the arbitrator upon a showing of good cause.

(c)

If  any  legal  action  or  other  proceeding  is  brought  for  the  enforcement  of  this  Agreement,  or because  of  an  alleged  dispute,  breach,  default  or  misrepresentation  in  connection  with  any  of the  provisions  of  this  Agreement,  the  prevailing  party  will  be  entitled  to  recover  reasonable attorneys’  fees  and  other  costs  incurred  in  that  action  or  proceeding,  in  addition  to  any  other relief  to  which  it  may be  entitled. The  parties  shall  equally split  the  fees  of the arbitration  and the arbitrator.  The arbitrator may apportion the costs incurred by the prevailing party.

(d)

Any  award  rendered  by  the  arbitrator  will  be  final,  conclusive,  and  binding  upon  the  parties,

and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

12.

GENERAL

12.1

Complete   Agreement   -This   Agreement,   including  all   Schedules   and  Appendices  hereto,   is  the

complete  and  exclusive  statement  of  the  Agreement  between  the  parties  with  respect  to  the  subject

matter   contained   herein   and   supersedes   and   replaces    all   prior    representations,    proposals,

understandings  and  all  other  agreements,  oral  or  written,  express  or  implied,  between  the  parties relating  to  the  matters  contained  herein.  This  Agreement  may  not  be  modified  or  altered  except  by written instrument duly executed by both parties.

12.2

Force  Majeure  -  Dates  or  times  by  which  either  party  is  required  to  perform  under  this  Agreement excepting  the  payment  of  any  fees  or  charges  past  due  hereunder  shall  be  postponed  automatically,

on  a  day to  day  basis  for  a  time  period  equal  to  the  period  of  the  excusable  delay,  to  the  extent  that

any  party  is  prevented  from  meeting  them  as  a  result  of  force  majeure.    For  the  purposes  of  this

Section  12.2,  “force  majeure”  means  any occurrence  beyond  the  reasonable  control  of  a  party which cannot  be  avoided  through  reasonable  contingency  planning  by  such  party,  including  acts  of  God,

fires,  floods,  earthquakes,  explosions,  riots,  war,  terrorism,  sabotage,  nuclear  incidents,  lockouts,

strikes  or  other  organized  labor  disruptions,  provided  that  lack  of  finances  will  in  no  event  be deemed to be such an occurrence.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

12.3

Notices  -  All  notices  and  requests  in  connection  with  this  Agreement  shall  be  given  or  made  upon the  respective  parties  in  writing  and  delivered  by  hand  delivery,  email  or  prepaid  registered  mail.

Such  notice  or  communication  shall  be  deemed  given  (or  received  by the  other  party)  as  of  the  date when  hand  delivered  or  sent  by  email  (if  delivered  or  sent  during  the  recipient’s  regular  business hours  on  a  business  day,  and  otherwise  on  the  next  business  day),  or  three  business  days  after  being sent by prepaid registered mail to the other party and addressed as follows:

MOBETIZE:    Mobetize Canada Inc.

1150-510 Burrard Street

Vancouver, BC V6C 3X8

Attention:   Ajay Hans, CEO

Email: ahans@mobetize.com

Licensee:

G&F Financial Group

7375 Kingsway Street

Burnaby, BC V3N 3B5

Attention: Chris Goodman

Email: cgoodman@gffg.com

12.4

Governing  Law  -  This  Agreement  and  performance  hereunder  shall  be  governed  by  the  laws  of  the

Province of British Columbia, Canada.

12.5

Enforceability   -   If   any   provision   of   this   Agreement   shall   be   held   to   be   invalid,   illegal   or

unenforceable  under  any applicable  statute  or  rule  of  law,  the  validity,  legality and  enforceability of the remaining provisions shall in no way be affected or impaired thereby.

12.6

Non-Assignment  – Neither party may assign  this  Agreement  without  the  prior  written  consent  of the other, which consent will not be unreasonably withheld or delayed.

12.7

Non-Waiver  -  The  waiver  or  failure  of  either  party to  exercise  in  any respect  any  right  provided  for herein shall not be deemed a waiver of any further right hereunder.

12.8

No  Agency  -  The  parties  acknowledge  that  each  is  an  independent  contractor  and  nothing  herein constitutes a joint venture or  partnership and neither party has the right  to bind or act for  the other as agent or in any other capacity.

12.9

Enurement  -  All  covenants,  representatives,  warranties  and  agreements  of  the  parties  contained herein  shall  be  binding  upon  and  shall  enure  to  the  benefit  of  the  parties  and  their  respective successors and permitted assigns.

12.10    Survival  –  All  provisions  of  this  Agreement  which,  expressly  or  by  their  nature  are  intended  to survive  termination  hereof,  including  Subsections  5.1,  5.2,  5.3,  6.2,  6.3,  8.3,  8.4,  8.5  and  8.6  shall survive  termination  and  expiration  of  the  Agreement  and  will  continue  in  full  force  and  effect  until such provisions are satisfied or by their nature terminate.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

12.11    Interlocutory  Remedy  -  Both  parties  acknowledge  that  irreparable  harm  shall  result  to  the  other  if either  breaches  their  obligations  under  sections  5  and  6  and  both  parties  acknowledge  that  such  a breach would not be properly compensable by an award of damages.  Accordingly, each party agrees that remedies  for any such breach  may include, in addition to other  available remedies  and damages,

injunctive relief or other equitable relief enjoining such breach at the earliest possible date.

12.12    Compliance  With  Laws  –  The  Parties  warrant  and  represent  that  at  all  times  they  will  comply  with all  requirements  of  any  applicable  statute,  rule,  regulation,  interpretation,  judgment,  order,  and  law of any Governmental Authority having jurisdiction.

12.13    No  Limitations  on  License  or  Service  –  Licensee  acknowledges  that  MOBETIZE  may  license  the

Software and may provide maintenance and/or annual support to other customers of MOBETIZE.

12.14    No  Third  Party  Beneficiary  –  This  agreement  will  be  binding  upon  and  inure  to  the  benefit  of  the

parties  to  this  Agreement  and  their  respective  successors  and  assigns.    This  Agreement  is  not

intended,  nor  will it be construed,  to create  or  convey any right  in or upon  any person or entity not a party to this Agreement.

12.15    Construction  –  The  Article  and  Section  headings  used  in  this  Agreement  are  for  convenience  of reference only and in no way define, limit, extend or describe the scope or intent of any provisions of this  Agreement.  In  addition,  as  used  in  this  Agreement,  unless  otherwise  expressly  stated  to  the contrary,  (a)  all  references  to  days,  months  or  years  are  references  to  calendar  days,  months  or  years and (b)  any reference to a  “Section,” “Article” or “Schedule”  is a reference to a Section or Article of this Agreement or a Schedule attached to this Agreement. A “business day” refers to a day that is not

a  Saturday,  Sunday  or  statutory  holiday  in  the  state  of  Washington,  USA.   The  provisions  of  this

Agreement are qualified in their entirety by reference to the information and the terms set forth in the

Schedules.  Except  in  respect  of  Sections  5.2,  6.3,  8.4  or  8.5  of  the  Agreement  which  shall  prevail over  any  inconsistent  terms  in  any  Schedule  or  Software  Support  Order,  to  the  extent  that  the provisions  of this Agreement and the Schedules  to this Agreement are inconsistent,  the provisions of the  Schedules  to  this  Agreement  will  govern  and  control.  The  drafting  of  a  provision  or  provisions by one party shall not result in that provision or provisions being construed against that party.

IN   WITNESS   WHEREOF   the  parties   thereto   have   executed   this   Agreement,   through   their   respective

officers, duly authorized for such purpose, as they so declare and represent, as the Effective Date.

Mobetize Canada Inc.

G&F Financial Group.

/s/ Ajay Hans

/s/ Chris Goodman

Authorized Signatory

Authorized Signatory

Chief Executive Officer

Vice-President of Information Technology

Title

Title

September 27, 2016

September 20, 2016

Date of Signature

Date of Signature

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

Schedule A – Mobetize Pricing Schedule

SMART LENDING SOFTWARE LICENSING

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Note: Pricing attributable to *** will be charged in US dollars.

________________________

*** Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

TRANSACTION FEES

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TIME AND MATERIALS FEES

Services outside of the scope of this agreement and attached Schedules A, B, C, and D ***.

________________________

*** Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

Schedule B – Licensing *** Schedule

***.

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***.

________________________

*** Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

Schedule C – Service and Support Level Agreement

1.    Introduction

This  Schedule  C  sets  out  the  terms  and  conditions  under  which  MOBETIZE  will  provide  annual  support services (“Annual Support Services”) to Licensee.

2.    Definitions

For  the  purpose  of  this  Schedule  C  and  all  related  documents,  the  terms  listed  below  shall  be  defined  as follows:

“Bulletin”  means  written  notification  by MOBETIZE  of  information  relating  to  Product  uses  or  availability that supplements the Documentation and is broadly applicable to MOBETIZE’s customer base.

“Confidential  Information"  means  any information concerning either  party’s software programs,  including

without   limitation,   the   source   code,   any   specifications,   flow   charts,   computer   codes,   documentation

formulae,  or  any part  or  component  thereof.  As  well,  as  any business  plans,  financial  information,  customer lists or product development information, that either party considers proprietary and confidential.

“Call Window” means the time of day availability of support services coverage as described in section 6.3.

“Current  Release”  means  the  Software  Release  that  MOBETIZE  defines  as  current,  and  is  normally shopped on receipt of orders at that time.

“Customer”  means  Licensee  and  any  entity  with  whom  Licensee  enters  into  an  agreement  for  software services  or  facilities  management  related  to  the  Products  or  any  representative  of  Licensee  who  may  be reasonably expected by MOBETIZE to act on Licensee’s behalf.

“Customizations”  means  enhancements,  changes,  or  alterations  to  core  product  in  order  to  address  specific

Customer requirements.

“Documentation”  means  the  written  and  graphical  material  relating  to  the  design,  installation,  use,  and maintenance  of  the  Product  that  is  provided  to  Licensee  as  part  of  its  Product  license  and  that  may  be updated by MOBETIZE from time to time to correct errors and omissions or to add clarification.

“End  User”  means  a  person  who  operates  a  computer  that  uses  the  Products  in  production  to  perform regular business functions.

“Full Support Service”  means software support  service delivered by MOBETIZE to Licensee on a pre-paid basis.

“Incompatible  Configuration”  means  the  integration  and  use  of  the  products  by the  Licensee  in  relation  to the  Licensee’s  other  computer  and  office  systems  and  in  a  manner,  as  determined  by  MOBETIZE,  that deviated  from  MOBETIZE’s  Required  Configuration  and  which  may  cause  malfunctions  or  difficulties  in the operation of the Products.

“Implement”  means  the  process  of  first  installation  of  Product  or  installation  of  a  new  Software  Release,

which requires a major data conversion.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

“Locations” means all locations where Products are installed.

“Patch”  means  the  computer  file's,  routines  or  code  which  when  compiled  with  Products  corrects  problems or errors in the Products.

“Problem Severity” means a classification of the business and technical impact on Licensee associated with a Reported Issue and as described in detail in section 10.

“Production Database”  means the stored collection of electronic transaction data as recorded by Licensee’s live  implementation  of  the  Product  as  used  by  its  End  Users  to  satisfy  the  business  requirements  of  its customer.

“Products”  means  those  Software  as  defined  in  the  Agreement,  which  is  further  listed  on  the  Software

Support Order (attachment I) and licensed to Licensee.

“MOBETIZE Products” means those Products that are owned or developed by MOBETIZE.

“Reported  Issue”  means  a query,  bug,  error,  or  problem related to  the  Product  and  covered  under  the  terms of this Agreement that Licensee brings to MOBETIZE’s attention.

“Required  Configuration”  means  the  guidelines  published  by MOBETIZE,  or  as  otherwise  determined  by

MOBETIZE   and   communicated   to   Licensee,   which   specify   the   acceptable   configuration   of   computer

hardware, software, and related technologies needed to operate and support the Products.

“Site  Certification”  means  the  process  of  MOBETIZE  examining  and  assessing  the  Licensee’s  computing environment  culminating  in  a  formal  determination  by  MOBETIZE  of  whether  or  not  the  environment complies with the Required Configuration.

“Software  Release”  means  MOBETIZE’s  definition  of  successive  versions  of  software  that  have  been

generally  released  by  MOBETIZE   to  its  customers  and  for  greater  certainty  excludes  specific  custom

modified  versions  of  its  software  in  testing  and  new application  developments.   MOBETIZE  defines  release

through   a   numeric   code,   which   follows   a   numbering   convention   as   published   from   time   to   time   in

MOBETIZE’s  Software  Release  Methodology.    The  numeric  code  consists  of  three  groups  of  numbers separated by period’s (0.0.0). The first group defines the Major Release (X.0.0), the second group defines the

Version Release (0.X.0), and the third group defines the Maintenance Release (0.0.X).

“Major Release” means significant changes and enhancements to the software usually supplied with new or additional documentation.

“Version    Release”    means    accumulated    maintenance    releases    and    some    minor    functional

improvements to the software.

“Maintenance  Release”  means  software  issued  to  correct  reproducible  reported  issues,  anomalies,

errors, and problems in core product.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

“Software   Support   Order”   means   the   current   respective   Software   Support   Order(s)   as   signed   by

MOBETIZE  and  Licensee  and  which  specifically  refers  to  this  Agreement,  and  which  sets  out  the  Special

Terms  and  Conditions  of  the  software  support  service  to  be  provided  to  Licensee  for  the  specific  identified

supported  Product.   The  terms  and  conditions  of  the  Software  Support  Order  are  incorporated  as  part  of  the

Agreement  specifically for  the  purpose  only of  services  for  Product  encompassed  by the  particular  Software

Support Order.  An example of a Software Support Order is provided in Attachment I attached hereto.

“Special  Terms  and  Conditions”  means  terms  and  conditions  identified  on  a  Software  Support  Order.

These  terms  and  conditions  supplement  and  supercede  those  in  the  Agreement  for  the  purpose  only  of

services   encompassed   by   the   particular   Software   Support   Order,   provided   that   in   the   event   of   any

inconsistency between  the provisions of a  Software  Support  Order and any of Sections 5.2,  6.3,  8.4  or 8.5  of

the Agreement, the aforementioned sections of the Agreement shall prevail.

“Support  Start  Date”  means  the  date  identified  on  the  Software  Support  Order  when  MOBETIZE  begins delivering support services to Licensee under the terms of this Agreement.

“Support  Term”  means  the  continuous  length  of  time  identified  on  the  Software  Support  Order,  and beginning  on  the  Support  Start  Date,  during  which  Licensee  agrees  to  procure  MOBETIZE’s  support services under the terms of this Agreement.

“Time  and  Materials”  means  the  conditions  under  which  MOBETIZE  delivers  software  support  services that  are  excluded  from  this  Agreement  or  not  on  a  pre-paid  basis  but  are  nonetheless  requested  by Licensee.

Such services are provided at MOBETIZE’s option, at its then prevailing time and materials charges.

“Third Party  Products”  means  those  products  that  are  owned  and  produced  by a  company,  or  entity,  other than MOBETIZE and for which MOBETIZE provides Full Support Service as identified on Attachment II to

Schedule B.

3.    Service Coverage

Annual  Support  Service:  MOBETIZE  shall  provide  the  services  listed  in  Section  6  of  this  Schedule  C  and

described  in  Attachment  I  as  Level  3  Support  Services.   Licensee  is  responsible  for  acquiring  and  providing

for  adequate  technical  and  organizational  competence  to  carry  out  the  level  1  and  level  2  responsibilities

independently   of   MOBETIZE,   including   without   limitation,   software   management   and   facilities   and

operational  management  functions.    An  indicative  example  of  the  scope  of  Licensee  responsibilities  is

provided  in  the  Attachment  I as  level  1  and  level  2  responsibilities.   Annual  Support  Service  is  available  for

MOBETIZE  products  and  third  party  products.     Annual  Support  Service  for  Third  Party  Products,  is

provided  under  the  same  terms  and  conditions  as  for  MOBETIZE  Products  where  this  is  made  possible  by

MOBETIZE’s  support  agreement  with  the  respective  Third  Party.   MOBETIZE  will  assess  interaction  with

MOBETIZE  Product  and  co-ordinate  and  track  Reported  Issues  as  they  relate  to  Third  Party  Products.   All

Annual  Support  Service  shall  be  provided  for  a  minimum  time  period  of  twelve  (12)  months  (the  “Annual

Support  Period”).   The  initial  term  of  the  Annual  Support  Service  shall  be  for  a  period  of  one  (1)  year  (the

“Initial  Annual  Support  Period”).   Thereafter,  the  Annual  Support  Period  shall  automatically be  renewed  for successive  twelve  (12)  month  periods  unless  the  parties  agree  in  advance  to  renew  for  some  other  period,  or if notice is given by either party to the other of their desire not to renew the Agreement  at least 90 days prior to the expiration of the then current term.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

4.    Subcontracting

MOBETIZE,  with  approval  of  G&F,  shall  be  entitled  to  subcontract  all  or  a  portion  of  its  software  support obligations to one or more subcontractors.

5.    Ownership of Products

Each  of  the  parties  acknowledges  and  agrees  that  any  and  all  rights  to  MOBETIZE  products,  including  the

intellectual  property rights  relating  thereto,  shall  remain  the  property of  MOBETIZE.   Further,  any software

developed by MOBETIZE  for Licensee whether on contract or otherwise shall remain the property of and  be

owned  by MOBETIZE.   Licensee  shall  have  a  non-exclusive  license to  use  said  software  in accordance  with the terms of this Agreement.

Each  of  the  parties  acknowledges  and  agrees  that  changes  to  any  and  all  rights  to  Third  Party  Product  shall not be effected by this Agreement.

6.    Annual Support Service

Annual  Support  Service  is  available  for  the  current  and  immediately  prior  Major  Releases  of  the  supported

Product  identified  herein.   Annual  Support  Service  activities  are  described  in  detail  in  Attachment  I.   Under

Annual Support Services, MOBETIZE  provides Licensee with the services and deliverables described herein

but  is  not  responsible  for  the  exclusions  also  described  herein.   Licensee  is  responsible  for  meeting  the  pre-

requisites described below in Section 6.1.

6.1  Prerequisites

a.    Licensee  shall  make  its  computer  environment  available  for  Site  Certification,  participate  in  such  Site

Certification,  undertake  necessary remedies as identified through the certification process to achieve Site

Certification,  and  have  maintained  the  certified  computing  environment  to  Site  Certification  standards

until  commencement  of  the  Software  Support  Order.   MOBETIZE  will  provide  Professional  Services  at

its then current rates to perform the certification, such services not to be unreasonably withheld;

b.    Licensee  shall  establish  Communications  channel  and  remote  access  software,  both  as  specified  by

MOBETIZE,  in order that MOBETIZE  support  personnel have  secure access to the  Licensee’s  computer configuration  related  to  the  Product  for  the  purpose  of  providing  the  support  services  contemplated herein.

c.    Licensee shall establish tape back-up facilities with appropriate formats and compatibility as specified by

MOBETIZE,  suitable  for  producing  copies  of  the  Licensee’s  Production  Database  and  other  related computer files as needed to provide the support services contemplated herein.

Furthermore,  Licensee  agrees  to  meet  these  prerequisites  by  the  Support  Start  Date  and  to  maintain  these conditions throughout the Support Term.

6.2. Service Scope

a.    Production:  provides  Licensee  with  the  technical  support  and  information  needed  to  operate  Product applications for Licensee’s designated end user support personnel;

b.    Services required by Licensee for implementation are excluded from the Annual Support Service and can be requested as Time and Materials.

Software License Agreement

EXHIBIT 10.11

________________________________________________________________________________

6.3. Call Windows

The  standard  Call  Window  is  7:00am  to  5:00pm  Pacific  Standard  Time  or  Pacific  Daylight  time  when  this

adjustment  is  in  effect  in  the  Pacific  Time  Zone.    For  critical  production  Reported  Issues  the  critical production Call Window is 24 hours for cell phone contact and call back service.

6.4 Problem Response

a.    MOBETIZE  will make all reasonable efforts necessary to achieve the response times indicated below for

Reported  Issues.   Reported  Issues  will  be  dealt  with  based  on  the  Problem  Severity  and  providing  that the  Licensee  supplies  all  inputs  to  MOBETIZE  in  accordance  with  Attachment  I  for  the  support  level services as agreed by MOBETIZE and the Licensee on the Software Support Order.

Problem/    Reported    Issue    Call     Back/     Acknowledge    Assigned

Severity

(based  on  Problem  Severity

as defined in section 10)

Critical Production Impact

Immediate During

Immediate after call back

Standard Call Window

High Production Impact

Immediate During

Within 4 hours after call back

Standard Call window

Medium Production Impact

Within  1  Business  day  during    Within 1 business days

Standard Call Window

Low Production Impact

Within  1  business  day  during    As prioritized by MOBETIZE

Standard Call Window

b.    Both  parties  shall  engage   in  reporting,   tracking  and  handling  Reported  Issues   in  accordance   with

processes  and  procedures  provided  to  Licensee  in  writing  and  published  by  MOBETIZE  from  time  to time and which includes the assignment of a unique number to the Reported Issue for tracking purposes.

c.    MOBETIZE  shall  notify Licensee if any Reported  Issue  has  been  fixed  by MOBETIZE  in a  more recent software Release of the Product by providing Licensee with the Software Release number.

d.    Where  MOBETIZE  deems  it  necessary  to  analyze  a  copy  of  the  Licensee’s  Product  and  its  related

Production  Database  in  order  to  recreate  a  Reported  Issue,  and  subject  to  Section  5.2  of  the  Agreement,

Licensee  will  deliver  to  MOBETIZE  promptly  and  at  Licensee’s  cost  current  backup  tapes  of  Product

and   its   related   Production  Database,   in  accordance   with   published  tape   specifications   provided  to

Licensee  in  writing  and  published  by  MOBETIZE  from  time  to  time,  provided  that  Mobetize  will  not produce  any  copies  of  such  tapes  without  the  Licensee’s  prior  written  consent  and  will  return  all  such tapes (including any copies thereof) to Licensee forthwith upon receipt of written notice by Licensee.

6.5.  Remote Support Access

In  the  event  that  Licensee  request  MOBETIZE  assistance,  and  in  order  to  avoid  an  on-site  visit  where  such visit  may  not  be  required  in  order  to  resolve  a  Reported  Issue,  MOBETIZE’s  technical  support  staff  may provide  support  through  Licensee’s  remote  access  to  operate  the  applicable  computer  remotely  in  order  to diagnose and repair technical problems.

Software License Agreement

EXHIBIT 10.11

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6.6.  Bulletins

MOBETIZE  will  publish  bulletins,  as  it  deems  necessary  from  time  to  time,  strictly  as  an  advisory  service for those Licensees who may be affected by the information contained in the bulletin.

6.7.  Patches

MOBETIZE  will  provide  reasonable  assistance  to  Licensee  in  Licensee’s  efforts  to  correct  software  logic errors in the Product by advising of suitable technical or operational process either to circumvent or avoid the error (“work around”), or by releasing a Patch on the condition that:

a.    Licensee  describes  with  specificity  the  nature  of  the  suspected  error  and  the  circumstances  in  which  it occurs; and,

b.    MOBETIZE, using its reasonable efforts, is able to reproduce the Reported Issue; and,

c.    The  Reported  Issue  has  not  already  been  fixed  by  MOBETIZE  in  a  more  recent  release  of  the  Product than the release used by the Licensee.

7.    Maintenance Release

MOBETIZE  will prepare Maintenance Release periodically and will prepare and implement Releases as they are released for general availability.

8.     Version Releases

Version  Releases  will  be  made  available  by  MOBETIZE  from  time  to  time.  MOBETIZE  shall  implement

Version Releases in their entirety as indicated by their sequential release number.

9.    Exclusions

The  following  support   activities  are  specifically  excluded   as   part   of  the  Annual   Support   Service   and

MOBETIZE  shall  have  no  obligation  to  perform  these  activities  on  Licensee’s  behalf.   Should  MOBETIZE

perform any of these services upon request by Licensee, it will be done on a Time and Materials basis:

a.    Correction  of  problems  and  assistance  regarding  problems  caused  by operator  errors  such  as  entering  of incorrect  data,  use  of  incorrect  data  for  posting,  not  following  operating  and  backup  procedures  or  other

errors   resulting   from   nonconformance   to   the  recommended   usage   of   the   Product   as   published   by

MOBETIZE in its Documentation and as supplemented from time to time by Bulletins;

b.    Correction   of   problems   and   assistance   regarding   problems   with   Customization,   new   application

development or with derivative products created by Licensee;

c.    Changes   required   for   Licensee   to   comply  with   new   or   amended   regulations   set   by   governments,

regulatory authorities or other third parties;

d.    Correction  of  problems  and  assistance  regarding  problems  resulting  from  breaches  to  Licensee  security of the Product from internal or external agents, known or unknown to the Licensee;

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EXHIBIT 10.11

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e.    End User education and training;

f.     Consulting services;

g.    Acceptance testing of changed software delivered to Licensee per sections 6.7, 7 or 8 of this Schedule C;

h.    Support  related  to  failure  of  the  Licensee  to  meet  and  maintain  the  Full  Support  Service  pre-requisites described in Section 6.1 of this Schedule C;

i.     Support related to Incompatible Configurations for:

1.    Software  support  services  provided  by  MOBETIZE  for  those  parts  of  Products  which  are  experiencing malfunctions  or  difficulties  in  connection  with  the  Incompatible  Configuration,  provided  those  parts  of

Products are identifiable and can be so isolated

2.    Correction  of  errors  attributable  to  the  computer  configuration  or  deviations  from  standards  used  for  the

Site  Certification  including,  but  not  limited  to,  hardware  products,  third  party  software  products  or services;

3.    As long as Licensee continues to use the Incompatible Configuration.

10.  Problem Severity Classifications

MOBETIZE  shall  make  every  effort  to  reduce  the  severity  level  so  that  system  operations  are  restored  or  a technical,  operational  or  procedural  method  of  working  around  the  Reported  Issue  (“Work  Around”)  is installed  as  soon  as  possible  following receipt  of  notice  from  Licensee.  Where  appropriate,  MOBETIZE  will work full time until the issue is resolved or the severity reduced; this may include or require a system Patch.

The  following   are   MOBETIZE’s   Problem   Severity  Classifications   for   Reported   Issues  encountered   in

production use of Product:

Critical Production Impact

Reported Issue meets the following criteria:

     System is down;

     Basic  fundamental  capabilities  necessary  to  run  the  business  to  be  inoperable;  rating,  billing,  invoicing etc and there is no work around available;

     Caused incorrect financials data to be stored on the database and there is no work around available;

     Caused incorrect financial results to be visible to the Licensee and there is no work around available.

High Production Impact

Reported Issue meets the following criteria:

     System is down on an intermittent basis but there is a work around available;

     Basic  fundamental  capabilities  necessary  to  run  the  business  to  be  inoperable;  rating,  billing,  invoicing etc. and there is a workaround available.

     Caused incorrect financial data to be stored on the database and there is a work around available;

     Caused incorrect financial results to be visible to the Licensee and there is a work around available;

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Medium Production Impact

Reported Issue meets the following criteria:

     Internal reporting or financial data is incorrect but the data is accessible otherwise by a work around;

     Caused  incorrect  financial  results  to  be  visible  to  Licensee  and  the  work  around  is  corrective  (does  not prevent the situation from occurring but corrects the situation afterwards).

Low Production Impact

Reported Issue meets the following criteria:

     A question related to business functionality and process;

     All other production related reported issues in routine maintenance priority.

In  this  context,  resolution/disposition  does  not  necessarily  imply  “fixing”  the  Reported  Issue.  MOBETIZE may determine that a Reported Issue is not a malfunction of the Product, or may release the correction as part of a Future Maintenance release.

11.  Data Requirements

All data will be stored, replicated, and computed upon in Canada.

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Attachment I

MOBETIZE Product Annual Support Service

MOBETIZE Responsibilities:

Note:  all  Level  2  and  3  issues  must  be  written  and  reported  in  English  and  reproduced  in  a  supported

Language Product version (i.e. English) if necessary. Issues are reported to the MOBETIZE Support Desk by way of emails, telephone calls and/or fax from Licensee.

Level 2 - Site Software Management

Site  software  management  service  includes  responsibility  for  managing  communication  between  Product software users including Help Desk, Site Operations and Level 3 for all application software issues.

1.    Technical advice, counsel and answers to appropriate questions on product usage and function;

2.    System operation procedure and configuration advice;

3.    Act as an escalation point for Help Desk and Site Operations;

4.    Correction of technical problems (fixes) related to Product or to the enhancements and modifications;

5.    Provide procedural, technical, operational and development work around to other teams;

6.    Timely  escalation  to  Level  3  Support  for  “critical”  and  “high”  Production  support  issues  that  cannot  be resolved by level 1 and level 2 support personnel;

7.    Timely   assistance   to   Level   3   Support   including   but   not   limited   to   diagnosis,   “fix”   installation,

configuration management and data.

Level 3

This  is  the  highest  level  of  application  support  and  maintenance  and  is  provided  by  MOBETIZE’s  Support

Team.    The  Licensee  support  team  has  priority  access  to  MOBETIZE  key  technical  specialists  including those  in  the  Product  Research  and  Development  group.  Level  3  Support  provides  last  recourse  technical assistance to resolve End User problems.  Level 3 Support encompasses:

1.    Problem logging /prioritizing /monitoring /escalating and reporting;

2.    Problem analyzing /recreating /resolving /dispatching and providing a work around when necessary;

3.    New  software  releases  of  core  product  application  (as  applicable)  to  provide  enhanced  application function, at mutually agreed upon terms, and problem correction;

4.    Product  correction  and  assistance  with  system  work  around.   Core  Product  and  engine  problems  will  be

resolved through an appropriate combination of workaround, patches and Product Maintenance Releases;

5.    Notification to users of special processes required by the system on an ongoing or periodic basis;

6.    Priority access to the following services:

(a)  Advanced  operations,  application  production  and  maintenance  assistance  for  “Critical”  and  “High”

production issues during system implementation;

(b)  advanced  operations,  application  production  and  maintenance  assistance  for  “Critical”  and  “High”

non-core production issues once the system is in operation;

(c)  Advanced  application  development  and  maintenance  assistance  for  core  product  “Critical”  and

“High” application development issues; emergency environment support; on-site assistance.

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Licensee Responsibilities

Level 1 Licensee Responsibilities

The  Customer  is  responsible  for  acquiring  and  providing  their  own  adequate  technical  and  organizational competence to carry out the computer operations  and software management responsibilities  independently of

MOBETIZE.    In  some  cases,  Licensee  may  outsource  these  responsibilities  to  a  qualified  third  party  as

agreed  upon  by  MOBETIZE.    The  following  general  descriptions  of  level  1  and  2  responsibilities  are provided as an indicative example only:

     Level 1 - Licensee Help Desk - Site Operations

Level 1 - Help Desk - Site Operations

Help Desk service is an operational interface between the End Users and the Computer Operations providers.

It may include such responsibilities as:

1.    Help Desk initial Problem Determination;

     Inquiry handling and determination of materiality

     Problem logging/ tracking/ reporting;

     Problem dispatch as necessary;

2.    Handle  all  End  User  issues including,  report  delivery,  ordering of  special  reports, special  runs,  customer data, input errors, and special circumstances as agreed upon by both parties;

3.    Process Customer information maintenance items such as customer profiles and rate changes etc;

4.    Coordinating all third party problem resolution.

Site  Operation  service  includes  the  ongoing  responsibility  for  operations  of  all  equipment  and  facilities required by the Customer to operate Product.  It includes the following:

1.    Operation and maintenance of the computing “configuration” including all hardware, network,  local area network,  system  software,  database  management  software  and  all  other  environmental  systems  such  as power, air conditioning and security (physical and computer);

2.    Tracking all operational and environment changes;

3.    Initiating, monitoring and completion of all required computer operations tasks;

4.    Completing all routine operating and semi routine operating steps including;

     Day end; month end, period end, year-end;

     Special runs (patches, special customer reports etc)

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Schedule D-Customized Software Development and Pricing Schedule

Mobetize Software Development Costs

Component

Category

Days

Cost

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*** Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Project Customization and Implementation Team

Mobetize  is  providing  a  project  team  of  8-10  highly skilled  and  experienced  professionals,  backed  up  by solid payments and telecommunications and billing knowledge.

Project Manager

The Project Manager duties are:

     Initial business flow analysis;

     Project management and coordination of activities between G&F and MOBETIZE;

     Scheduling regular meetings;

     Project plan management;

     Project risk mitigation;

     Monitoring milestones.

User Requirements Engineer/Business Analysts

The User Requirements Engineer duties are:

     Definition of business requirements;

     Documentation of all configuration needs;

     Completion of analysis of any gaps;

     Managing timelines and deliverables;

     Completion of system analysis of table structures and reporting requirements

     Delivering detailed System Analysis for table structures and process flows

     Full documentation of all business Rules

     Definition of all use cases and testing scenarios

Solutions Architect/Engineers and Programmer Analysts/QA

The Software Engineers duties are:

     Designing overall solutions strategy/architecture;

     Gaps evaluation;

     Assessing all API integrations;

     Reviewing all input/output and table structures for data integrity

     Developing all business rules and table configurations based on specific requirements

     Testing and Quality Assurance

     System installation and implementation

     QA

     System Acceptance

     System go-live

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